UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2003

BioReliance Corporation
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

0-22879 (Commission File Number)	52-1541583 (IRS Employer Identification No.)

14920 Broschart Road Rockville, Maryland (Address of principal executive offices)	20850 (Zip Code)

Registrant’s telephone number, including area code: (301) 738-1000

Not Applicable
(Former name or former address, if changed since last report)

Item 7.     Financial Statements and Exhibits

(c) Exhibits

     The following exhibit is furnished pursuant to Item 9:

     99.1         Press Release dated December 8, 2003.

Item 9.     Regulation FD Disclosure

On December 8, 2003, BioReliance Corporation issued a press release regarding the anticipated cost synergies in connection with the acquisition of Q-One Biotech Group, Ltd. The press release is furnished as Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BIORELIANCE CORPORATION

	By:	/s/ John L. Coker John L. Coker Senior Vice President, Finance and Administrative & Chief Financial Officer

Date: December 8, 2003